                                  [LOGO]

                         POLARIS GLOBAL VALUE FUND


                            SEMI-ANNUAL REPORT
                             November 30, 1999


                                  POLARIS
                         CAPITAL MANAGEMENT, INC.
                       http://www.polariscapital.com

                               TABLE OF CONTENTS

                                                             Page
A Message to Our Shareholders...............................   1

Schedule of Investments.....................................   3

Statement of Assets and Liabilities.........................   4

Statement of Operations.....................................   5

Statements of Changes in Net Assets.........................   6

Financial Highlights........................................   7

Notes to Financial Statements...............................   8

POLARIS GLOBAL VALUE FUND
SEMI-ANNUAL REPORT
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

The Polaris Global Value Fund's total return for the six months ended November 30, 1999 was 5.81%. The Fund's benchmark, the MSCI World Index, returned 11.46% for the same time period.* While the Fund's performance exceeded its benchmark from May through September, a November surge in technology-related companies, primarily in the United States, pushed the benchmark higher by the period's end.(1)

The reason the Fund did not keep pace with its benchmark is because I began taking profits in technology holdings in early 1998; lowering the proportion of the Fund invested in this very hot sector. Despite this, the Fund's performance in the last six months consisted of some notable successes. Approximately 24% of the portfolio rose about 50%, illustrating two points. First, when catalysts trigger strong returns in a deeply depressed value stock, the excess returns are worth waiting for, even for three- to five-years. Second, the success in these specific investments illustrated that Polaris' research process and stock selection discipline worked.

Since early 1998, the Polaris Capital investment process resulted in a three- to five-year view that the best values worldwide exist in Europe, Scandinavia, and medium sized U.S. companies. Our significant investments in technology-related companies that contributed to excellent results through 1997 were reduced in 1998 and 1999 because valuations rose to levels considered too high by us, even if the very high expected growth in the sector continues. I do, however, remain enthusiastic about the secular growth of the Internet and technology, as we have not exited the information age. But I am very skeptical that the valuations of many of these companies can be justified by any reasonable estimate of future growth opportunities.

This leads to a very important point: Value does not equal "anti-growth." Many observers think that value investors do not invest in companies that grow. This is a misperception. The Polaris research process always seeks out companies that we believe are the fastest growing and best-managed companies in the best sectors in the world. The discipline of the investment strategy is to buy such companies when the market is pessimistic about their future prospects. During such times of pessimism the value of the company is priced to assume little or no growth. This is when Polaris will find these companies attractive for purchase. According to a "value" investment strategy, when optimism returns to the market, and investors begin to pay (or overpay) for optimistic growth prospects, the company's value should increase to provide excess returns. While investors can lose patience waiting for undervalued investments to pay off, investors can lose substantial cash buying overvalued assets.

(1)INVESTORS SHOULD KEEP IN MIND THE SIMPLE MATHEMATICS OF INDICES. THE MORE TECHNOLOGY STOCKS OUTPERFORM OTHER COMPANIES IN THE INDEX, THE MORE THE WEIGHT OF TECHNOLOGY STOCKS IN THE INDEX GROWS. THIS LEADS INDEX FUNDS AND MOST PORTFOLIO MANAGERS TO INVEST MORE NEW MONEY IN TECHNOLOGY STOCKS. AS INVESTMENT FUNDS BUY MORE OF THE STOCKS THAT RECENTLY PERFORMED BEST, THIS PUSHES THEIR STOCK PRICES EVEN HIGHER, THAT IN TURN LEADS TO HIGHER RETURNS, AN EVEN LARGER WEIGHTING, AND SO ON. EVENTUALLY THIS CYCLE REACHES A MATHEMATICAL LIMIT AND REVERSES. ACTIVE INVESTMENT STRATEGIES THAT ATTEMPT TO BEAT THE INDICES ULTIMATELY DEVIATE FROM INVESTING THEIR PORTFOLIOS IN STRICT PROPORTION TO THE INDEX WEIGHTINGS. THIS CAUSES ACTIVE INVESTMENT STRATEGIES TO BE OUT OF PHASE WITH INDEX RETURNS - MORE ABOUT THIS IN THE UPCOMING QUARTERLY REPORT.

POLARIS GLOBAL VALUE FUND
SEMI-ANNUAL REPORT
NOVEMBER 30, 1999  (continued)
--------------------------------------------------------------------------------

I believe the flow of funds during 1999 to technology has created even broader pockets of value around the world. The difference between the opportunities now and in 1998 is that many large companies are appearing in our research rather than a preponderance of small- and medium-sized companies. Current strategy is to take profits in medium and small company stocks that are not likely to move higher and reinvest in larger companies. We will, as always, also continue to look for companies with strong growth prospects at outstanding value. Events such as the first week of January 2000 in which many overvalued stocks declined rapidly reinforce my optimism that the outstanding values in the portfolio should benefit investors in the coming years.

For more detailed information about the Fund and our holdings, please visit our web site at HTTP://WWW.POLARISFUND.COM. Thank you for your continued support.

                                                    Sincerely,
                                                    /s/ Bernard R. Horn, Jr.
                                                    Bernard R. Horn, Jr.
                                                    Portfolio Manager

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DURING THE PERIOD CERTAIN FEES AND EXPENSES WERE WAIVED. WITHOUT THESE WAIVERS, TOTAL RETURNS WOULD HAVE BEEN LOWER.

THE MSCI WORLD INDEX IS A GROUP OF UNMANAGED SECURITIES WIDELY REGARDED BY INVESTORS TO BE REPRESENTATIVE OF THE WORLD MARKET IN GENERAL. ONE CAN NOT INVEST DIRECTLY IN AN INDEX.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF NOVEMBER 30, 1999 AND MAY NOT REFLECT THE VIEWS OF THE MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS (unaudited)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

COMMON STOCK (98.7%)

       Shares                    Security Description               Value
---------------------   ---------------------------------------  ------------
BUILDING AND CONSTRUCTION (8.4%)
        57,000          Barratt Developments PLC                 $    273,260
        70,000          Beazer Group PLC                              162,217
        41,000          Bellway PLC                                   224,145
       179,000          Countryside Properties PLC                    382,025
       118,000          Crest Nicholson PLC                           293,185
        23,854          Koninklijke Boskalis Westminster NV           389,097
                                                                 ------------
                                                                    1,723,929
                                                                 ------------
BUSINESS SERVICES (0.9%)
        10,543          Cendant Corp. (a)                             174,618
                                                                 ------------
CHEMICALS AND ALLIED PRODUCTS (0.6%)
        52,000          Methanex Corp. (a)                            125,353
                                                                 ------------
CONSUMER GOODS (4.6%)
         3,150          Christian Dior SA                             566,150
        33,000          Kesko Oyj                                     352,875
         1,300          SmarterKids.com, Inc. (a)                      19,906
                                                                 ------------
                                                                      938,931
                                                                 ------------
ELECTRONICS AND ELECTRICAL EQUIPMENT (15.1%)
        27,000          Arisawa Manufacturing Co. Ltd.                713,412
        12,684          Draka Holding NV                              490,422
        21,400          Helix Technology Corp.                        866,365
         4,790          Intel Corp.                                   367,333
       138,000          VTech Holdings Ltd.                           465,542
        68,850          WPI Group, Inc. (a)                           185,034
                                                                 ------------
                                                                    3,088,108
                                                                 ------------
FINANCIAL INSTITUTIONS (30.5%)
        22,900          Abington Bancorp, Inc.                        293,406
        16,400          ABN AMRO Holding NV                           399,120
        16,100          American Bank of Connecticut                  388,413
        56,000          Banca Popolare di Milano                      318,580
        24,200          Banco Bilbao Vizcaya SA                       337,480
         4,600          Banque Nationale de Paris                     421,484
        20,100          BostonFed Bancorp, Inc.                       329,138
        90,400          Charter Pacific Bank (a)                      271,200
        20,500          Hawthorne Financial Corp. (a)                 281,875
        34,000          Horizon Bank & Trust Co. (a)                  208,250
        31,000          Ipswich Bancshares, Inc.                      344,875
        18,000          Jyske Bank                                    360,593
        13,000          MECH Financial, Inc.                          448,500
        15,616          North Valley Bancorp                          177,632
        20,812          Peoples Heritage Financial Group, Inc.        352,503
       357,000          Sanlam Ltd. (a)                               417,995
        10,157          UST Corp.                                     320,580
        26,900          Warren Bancorp, Inc.                          218,563
        12,791          Webster Financial Corp.                       340,560
                                                                 ------------
                                                                    6,230,747
                                                                 ------------
FOOD AND BEVERAGES (3.6%)
       289,750          Crean (James) PLC (a)                         116,699
        25,888          Sara Lee Corp.                                627,784
                                                                 ------------
                                                                      744,483
                                                                 ------------
INDUSTRIALS (4.2%)
        23,740          A. Friedrich Flender AG (a)                   191,229
        72,369          Fedders Corp., "A"                            339,230
        18,900          Walter AG                                     333,029
                                                                 ------------
                                                                      863,488
                                                                 ------------

       Shares                    Security Description               Value
---------------------   ---------------------------------------  ------------

MANUFACTURING (3.4%)
         8,100          Kone Corp.                               $    334,389
        13,700          Radex-Heraklith AG                            365,000
                                                                 ------------
                                                                      699,389
                                                                 ------------
METALS AND MINING (5.9%)
        77,650          Palabora Mining Co.                           506,140
         6,700          Phelps Dodge Corp.                            348,400
        52,100          RTI International Metals (a)                  345,163
                                                                 ------------
                                                                    1,199,703
                                                                 ------------
OIL AND RELATED INDUSTRIES (2.0%)
        19,050          Repsol SA, ADR                                414,338
                                                                 ------------
OTHER (0.0%)
        37,500          Utopia, Inc. (b)                                    -
                                                                 ------------
PRINTING AND PACKAGING (3.8%)
       289,750          Oakhill Group PLC (a)                         110,864
        74,700          Sappi Ltd.                                    670,185
                                                                 ------------
                                                                      781,049
                                                                 ------------
STEEL (1.7%)
        57,100          Rautaruukki Oyj                               339,212
                                                                 ------------
TIRES (1.6%)
        16,400          Continental AG                                326,958
                                                                 ------------
TELECOMMUNICATIONS (1.7%)
       122,000          Total Access Communications SA (a)            348,920
                                                                 ------------
TEXTILES (1.7%)
         8,800          Gamma Holdings NV                             352,211
                                                                 ------------
TRANSPORTATION (3.9%)
         5,600          AMR Corp. (a)                                 340,900
            24          East Japan Railway Co.                        140,921
       155,600          Neptun Maritime Oyj (a)                       313,345
                                                                 ------------
                                                                      795,166
                                                                 ------------
TRANSPORTATION EQUIPMENT (1.6%)
         6,600          Ford Motor Co.                                333,300
                                                                 ------------
UTILITIES - ELECTRIC, GAS AND SANITARY SERVICES (3.5%)
         9,600          Texas Utilities Co.                           343,800
        21,600          Union Electrica Fenosa SA                     364,076
                                                                 ------------
                                                                      707,876
                                                                 ------------
Total Common Stock
  (Cost $18,633,821)                                             $ 20,187,779
                                                                 ------------

SHORT-TERM INVESTMENTS (1.3%)

  Principal
    Amount
---------------------   ---------------------------------------  ------------
       265,940          BT Investment Money Market Fund          $    265,940
         1,084          Middlesex Savings Bank                          1,084
         1,116          Stoneham Savings Bank                           1,116
                                                                 ------------
Total Short-Term Investments, at Cost                                 268,140
                                                                 ------------
TOTAL INVESTMENTS (100.0%)
  (COST $18,901,961)                                             $ 20,455,919
                                                                 ============

------------------------------------------------
(a)   Non-income producing security.

(b) Security valued at fair market value as determined by the Board of Trustees.

ADR - American Depositary Receipt.

See Notes to Financial Statements.        3

POLARIS GLOBAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES (unaudited)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS
  Investments (Note 2):
    Investments, at cost....................................  $    18,901,961
    Net unrealized appreciation.............................        1,553,958
                                                              ---------------
  Total investments, at value...............................       20,455,919

  Receivable for Fund shares issued.........................              350
  Interest, dividends and other receivables.................           58,086
  Organization costs, net of amortization (Note 2)..........           29,333
                                                              ---------------
Total Assets................................................       20,543,688
                                                              ---------------

LIABILITIES
  Payable for securities purchased..........................          326,788
  Payable to adviser (Note 3)...............................           13,548
  Payable to other related parties (Note 3).................            3,333
  Accrued expenses and other liabilities....................           30,851
                                                              ---------------
Total Liabilities...........................................          374,520
                                                              ---------------

NET ASSETS                                                    $    20,169,168
                                                              ===============

COMPONENTS OF NET ASSETS
  Paid-in capital...........................................  $    17,354,529
  Undistributed net investment income.......................           12,522
  Net realized gain on investments
    and foreign currency transactions.......................        1,249,996
  Unrealized appreciation of investments
    and foreign currency transactions.......................        1,552,121
                                                              ---------------

NET ASSETS..................................................  $    20,169,168
                                                              ===============

SHARES OF BENEFICIAL INTEREST                                       2,213,491

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE                                             $          9.11

See Notes to Financial Statements.        4

POLARIS GLOBAL VALUE FUND
STATEMENT OF OPERATIONS (unaudited)
PERIOD ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividend income (net of foreign withholding taxes of
    $16,987)................................................  $      147,035
  Interest income...........................................          17,441
                                                              --------------
Total Investment Income.....................................         164,476
                                                              --------------

EXPENSES
  Investment advisory (Note 3)..............................         102,972
  Administration (Note 3)...................................          20,000
  Transfer agent (Note 3)...................................          14,235
  Custody...................................................           9,219
  Accounting (Note 3).......................................          19,000
  Audit.....................................................          15,049
  Legal.....................................................           3,263
  Trustees..................................................             624
  Registration..............................................           3,903
  Reporting.................................................           6,069
  Amortization of organization costs (Note 2)...............           4,000
  Miscellaneous.............................................           4,745
                                                              --------------

Total Expenses..............................................         203,079
                                                              --------------
    Fees waived (Note 5)....................................         (22,500)
                                                              --------------
Net Expenses................................................         180,579
                                                              --------------

NET INVESTMENT LOSS.........................................         (16,103)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investments..........................         854,027
  Net realized loss on foreign currency transactions........            (484)
                                                              --------------
Net Realized Gain on Investments and Foreign Currency
  Transactions..............................................         853,543
                                                              --------------

  Net change in unrealized appreciation on investments......         285,915
  Net change in unrealized depreciation on foreign currency
    transactions............................................             (71)
                                                              --------------
Net Unrealized Gain on Investments and Foreign Currency
  Transactions..............................................         285,844
                                                              --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.........................       1,139,387
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $    1,123,284
                                                              ==============

See Notes to Financial Statements.        5

POLARIS GLOBAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS (unaudited)
FOR THE YEAR ENDED MAY 31, 1999, AND THE
PERIOD ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------

                                                      June 1, 1999          June 1, 1998
                                                           to                    to
                                                    November 30, 1999   May 31, 1999 (Note 1)
                                                    -----------------   ---------------------
NET ASSETS, Beginning of Period...................     $19,387,580           $         -
                                                       -----------           -----------

OPERATIONS
  Net investment income (loss)....................         (16,103)              127,999
  Net realized gain on investments sold
    and foreign currency transactions.............         853,543               725,289
  Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency transactions.........................         285,844            (3,707,306)
                                                       -----------           -----------
Net Increase (Decrease) in Net Assets Resulting
 from Operations..................................       1,123,284            (2,854,018)
                                                       -----------           -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income...........................               -               (90,111)
  Net realized gain on investments................               -              (338,099)
                                                       -----------           -----------
Total Distributions to Shareholders...............               -              (428,210)
                                                       -----------           -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares..................................         730,476             3,797,127
  Transactions due to acquisition (Note 6)........               -            21,861,590
  Reinvestment of distributions...................               -               427,279
  Redemption of shares............................      (1,072,172)           (3,416,188)
                                                       -----------           -----------
Net Increase (Decrease) from Capital
  Transactions....................................        (341,696)           22,669,808
                                                       -----------           -----------
Net Increase in Net Assets........................         781,588            19,387,580
                                                       -----------           -----------
NET ASSETS, End of Period (A).....................     $20,169,168           $19,387,580
                                                       ===========           ===========

SHARE TRANSACTIONS
  Sale of shares..................................          78,324               429,321
  Transactions due to acquisition (Note 6)........               -             2,186,159
  Reinvestment of distributions...................               -                53,323
  Redemption of shares............................        (116,635)             (417,001)
                                                       -----------           -----------
Net Increase in Shares............................         (38,311)            2,251,802
                                                       ===========           ===========

(A) Undistributed net investment income...........     $    12,522           $    28,625
                                                       ===========           ===========

See Notes to Financial Statements.        6

POLARIS GLOBAL VALUE FUND
FINANCIAL HIGHLIGHTS (unaudited)
--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period:

                                                      June 1, 1999          June 1, 1998
                                                           to                    to
                                                    November 30, 1999   May 31, 1999 (Note 1)
                                                    -----------------   ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............     $      8.61           $     10.00
                                                       -----------           -----------
INVESTMENT OPERATIONS
  Net investment income (loss)....................           (0.01)                 0.06
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions..................................            0.51                 (1.27)
                                                       -----------           -----------
Total from Investment Operations..................            0.50                 (1.21)
                                                       -----------           -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income...........................               -                 (0.04)
  Net realized gain on investments and foreign
    currency transactions.........................               -                 (0.14)
                                                       -----------           -----------
Total Distributions to Shareholders...............               -                 (0.18)
                                                       -----------           -----------
NET ASSET VALUE, END OF PERIOD....................     $      9.11           $      8.61
                                                       ===========           ===========
TOTAL RETURN......................................           5.81%                (11.95)%

RATIO/SUPPLEMENTARY DATA
  Net assets at end of period (000's omitted).....     $    20,169           $    19,388
  Ratios to Average Net Assets
    Expenses, including waiver of fees............         1.75%(a)                1.75%
    Expenses, excluding waiver of fees............         1.97%(a)                2.06%
    Net investment income (loss), including waiver
      of fees.....................................           (0.16)%(a)            0.63%

PORTFOLIO TURNOVER RATE...........................             32%                   51%

---------------------------------------------------------------

(a) Annualized.

See Notes to Financial Statements.        7

POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (unaudited)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Polaris Global Value Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund commenced operations on June 1, 1998 after it acquired the net assets of Global Limited Partnership (the "Partnership") in exchange for Fund shares. The Partnership commenced operations on July 31, 1989 and ceased operations on May 31, 1998. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the
Fund:

SECURITY VALUATION - On each Fund business day, the Trust determines the net asset value per share of the Fund as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by the Fund, and for which market quotations are readily available, are valued using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees and pursuant to the Trust's valuation procedures. Securities that mature in sixty days or less are valued at amortized cost, which approximates market value. Foreign short-term investments are valued at the current market price, then marked-to-market to recognize any gain or loss on the transaction.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Generally, dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain or loss are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

ORGANIZATION COSTS - Costs incurred by the Fund in connection with its organization are amortized using the straight-line method over a five-year period.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust is comprised of 19 active fund series, and it accounts separately for the assets and liabilities and operations of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.

NOTE 3. ADVISORY FEES, SERVICING FEES AND FEES FOR OTHER SERVICE PROVIDERS

INVESTMENT ADVISER - The investment adviser to the Fund is Polaris Capital Management, Inc. (the "Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the average daily net assets of the Fund.

ADMINISTRATOR - The administrator of the Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.10% of the first $150 million of the Fund's average daily net assets and 0.05% of the Fund's average daily net assets in excess of $150 million.

TRANSFER AGENT - The transfer agent and dividend disbursing agent for the Fund is Forum Shareholder Services, LLC ("FSS"). FSS receives an annual fee of $24,000, plus certain shareholder account fees.

POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (unaudited) (concluded)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

SHAREHOLDER SERVICE AGENT - The Trust has adopted a shareholder servicing plan (the "Plan") with respect to the Fund under which FAdS is authorized to enter into shareholder service agreements with financial institutions and other persons who provide services for and maintain shareholder accounts as set forth in the Plan. Under the Plan, the Trust, through FAdS, pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets of the shares owned by investors for which the shareholder servicing agent maintained a servicing relationship.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor. FFS receives no compensation for its distribution services. Prior to October 1, 1999, Forum Financial Services, Inc. provided distribution services to the Fund for which it received no fee.

OTHER SERVICE PROVIDER - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives an annual fee of $36,000, plus certain amounts based upon the asset level of the Fund as well as the number and type of portfolio transactions made by the Fund.

NOTE 4. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term investments, totalled $7,917,041 and $6,384,448, respectively, for the period June 1, 1999 through November 30, 1999.

For federal income tax purposes, the tax basis of investment securities owned as of November 30, 1999, was $18,901,961, and the net unrealized appreciation of investment securities was $1,553,958. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $4,868,327, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $3,314,369.

NOTE 5. WAIVER OF FEES

The Adviser voluntarily waived fees of $22,500 for the period June 1, 1999 through November 30, 1999.

NOTE 6. ACQUISITION OF FUNDS

As of June 1, 1998, Polaris Global Value Fund acquired all the net assets of the Partnership. The Partnership's net assets and unrealized gain immediately prior to acquisition were $21,861,590 and $4,973,583, respectively. The shares issued as a result of the acquisition amounted to 2,186,159.

The net assets of Polaris Global Value Fund immediately after the acquisition were $21,861,590.

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                                                                 [LOGO]

                                                      POLARIS GLOBAL VALUE FUND


INVESTMENT ADVISER
Polaris Capital Management, Inc.                             SEMI-ANNUAL
125 Summer Street                                                REPORT
Boston, MA 02110                                           November 30, 1999

DISTRIBUTOR
Forum Funds Services, LLC
Two Portland Square
Portland, Maine 04101

TRANSFER AGENT
Forum Shareholder Services, LLC
Two Portland Square
Portland, Maine 04101



This report is for the information of the shareholders
       of the Polaris Global Value Fund.
    Its use in connection with any offering of the Fund's shares is authorized only when preceded or accompanied by the Fund's current prospectus.




                                                          POLARIS
                                                    CAPITAL MANAGEMENT, INC.
                                                   http://www.polarisfund.com